                                                                      EXHIBIT 25

                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA

               (Exact name of trustee as specified in its charter)

        New York                                                13-2774727
        (Jurisdiction of incorporation                       (I.R.S. Employer
        or organization if not a U.S.                        Identification No.)
        national bank)

        452 Fifth Avenue, New York, NY                           10018-2706
        (212) 525-5600                                           (Zip Code)
        (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                               GLOBIX CORPORATION*
               (Exact name of obligor as specified in its charter)

        Delaware                                      13-3781263
        (State or other jurisdiction               (I.R.S. Employer
        of incorporation or organization)          Identification No.)

        139 Center Street
        New York, New York                                10013
        (212) 334-8500                                  (Zip Code)
        (Address of principal executive offices)



                      11.00% Senior Secured Notes due 2008
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.

                 Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits

Exhibit

T1A(i)                     (1)    Copy of the Organization Certificate of HSBC
                                  Bank USA.

T1A(ii)                    (1)    Certificate of the State of New York Banking
                                  Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                          Not applicable.

T1A(iv)                    (2)    Copy of the existing By-Laws of HSBC Bank USA
                                  as amended on April 11, 2002.

T1A(v)                            Not applicable.

T1A(vi)                    (3)    Consent of HSBC Bank USA required by Section
                                  321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (December 31, 2001), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                         Not applicable.

T1A(ix)                           Not applicable.


   (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

   (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-88164-01 and incorporated herein by reference thereto.

   (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 13/th/ day of May, 2002.

                                                 HSBC BANK USA


                                                 By:  /s/ Deirdra N. Ross
                                                    ------------------------
                                                  Deirdra N. Ross
                                                        Assistant Vice President

                                                               Exhibit T1A (vii)

                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number: 7100-0036
                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number: 3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number: 1557-0081

Federal Financial Institutions Examination Council                                  Expires March 31, 2004
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                                                                                    Please refer to page i,
                                                                                    Table of Contents, for                    -
                                                                                    the required disclosure                   1
                                                                                    of estimated burden.                      -

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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business March 31, 2002                           (19980930)
                                                                        -----------
                                                                       (RCRI  9999)



This report is required by law; 12 U.S.C.(S)324 (State member        This report form is to be filed by banks with branches and
banks); 12 U.S.C.(S)1817 (State nonmember banks); and 12 U.S.C.      consolidated subsidiaries in U.S. territories and possessions,
(S)161 (National banks).                                             Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an       The Reporta of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested      accordance with Federal regulatory authority instructions
to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,   Gerald A. Ronning, Executive VP & Controller                    We, the undersigned directors (trustees), attest to the
   ----------------------------------------------                    correctness of this Report of Condition (including the National
    Name and Title of Officer Authorized to Sign Report              Banks. supporting schedules) and declare that it has been
                                                                     examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.
                                                                        /s/ Youssef Nasr
                                                                     ---------------------------------------------------------------
                                                                     Director (Trustee)

     /s/ Gerald A. Ronning                                              /s/        Bernard J. Kennedy
----------------------------------------------------------------     ---------------------------------------------------------------
Signature of Officer Authorized to Sign Report                       Director (Trustee)

                                                                        /s/          Sal   H. Alfieri
            2/14/02                                                  ---------------------------------------------------------------
----------------------------------------------------------------     Director (Trustee)
Date of Signature

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 Submission of Reports

 Each Bank must prepare its Reports of Condition and Income          For electronic filing assistance, contact EDS Call report
 either:                                                             Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
                                                                     (800) 255-1571.
 (a) in electronic form and then file the computer data file
     directly with the banking agencies' collection agent,           To fulfill the signature and attestation requirement for the
     Electronic Data System Corporation (EDS), by modem or           Reports of Condition and Income for this report date, attach
     computer diskette; or                                           this signature page to the hard-copy the completed report that the bank places in its files

b)   in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if
     other than EDS) must transmit the bank's computer data file to EDS.
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FDIC Certificate Number          |0|0|5|8|9|

http://WWW.BANKING.US.HSBC.COM                                       HSBC Bank USA
----------------------------------------------------------------     ---------------------------------------------------------------
     Primary Internet Web Address of Bank (Home Page), if any        Legal Title of Bank (TEXT 9010)
     (TEXT 4087)
     (Example: www.examplebank.com)                                  Buffalo
                                                                     ---------------------------------------------------------------
                                                                     City (TEXT 9130)

                                                                     N.Y.                                         14203
                                                                     ---------------------------------------------------------------
                                                                     State Abbrev. (TEXT 9200)       ZIP Code (TEXT 9220)

   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                       of  Buffalo
-----------------------------------------------
  Name of Bank                         City

in the state of New York, at the close of business March 31, 2002

ASSETS

                                                                                                 Thousands of dollars
Cash and balances due from depository institutions:
 a.  Non-interest-bearing balances currency and coin                                                     $ 1,917,263
--------------------------------------------------------------------------------------------------------------------
 b.  Interest-bearing balances                                                                             2,583,011
--------------------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                             3,979,751
--------------------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                          13,760,221
--------------------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
--------------------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                      1,210
b. Securities purchased under agreements to resell                                                         5,585,457
Loans and lease financing receivables:
   Loans and leases held for sale                                                                        $ 3,147,133
--------------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                      $ 39,511,686
--------------------------------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                         493,669
--------------------------------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                      $ 39,018,017
--------------------------------------------------------------------------------------------------------------------
   Trading assets                                                                                          8,604,584
--------------------------------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                                 747,229
--------------------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                       16,684
--------------------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                   243,647
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Customers' liability to this bank on acceptances outstanding                                                  71,706
--------------------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                2,165,854
--------------------------------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                                   457,742
--------------------------------------------------------------------------------------------------------------------
Other assets                                                                                               2,394,604
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                                              84,694,113
--------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
   In domestic offices                                                                                    40,024,784
--------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                            5,068,069
--------------------------------------------------------------------------------------------------------------------
   Interest-bearing                                                               34,956,715
--------------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                        21,005,777
--------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                              431,989
--------------------------------------------------------------------------------------------------------------------
   Interest-bearing                                                               20,573,788
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
--------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                            2,788,010
--------------------------------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                           669,118
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                        3,564,659
--------------------------------------------------------------------------------------------------------------------
Other borrowed money                                                                                       5,547,280
--------------------------------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                               71,706
--------------------------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                          1,540,343
--------------------------------------------------------------------------------------------------------------------
Other liabilities                                                                                          2,499,659
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                         77,711,336
--------------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                                  172
--------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                      -
--------------------------------------------------------------------------------------------------------------------
Common Stock                                                                                                 205,000
--------------------------------------------------------------------------------------------------------------------
Surplus                                                                                                    6,436,763
--------------------------------------------------------------------------------------------------------------------
Retained earnings                                                                                            279,406
--------------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                        61,436
--------------------------------------------------------------------------------------------------------------------
Other equity capital components                                                                                    -
--------------------------------------------------------------------------------------------------------------------
Total equity capital                                                                                       6,982,605
--------------------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                  84,694,113
--------------------------------------------------------------------------------------------------------------------